Exhibit 10.20

Zenith National Insurance Corp.
Amended and Restated 2003 Non-Employee Director Deferred Compensation Plan

DEFERRED COMPENSATION AGREEMENT

This Deferred Compensation Agreement, is hereby entered into on December         , [      ] by and between Zenith National Insurance Corp. (“Zenith”) and                                                             , a Non-Employee Director of Zenith, pursuant to the Zenith National Insurance Corp. Amended and Restated 2003 Non-Employee Director Deferred Compensation Plan (the “Plan”).  All capitalized terms not defined herein shall have the meanings given to them in the Plan.  If there is any inconsistency between the terms of this Deferred Compensation Agreement and the Plan, the terms of the Plan, which is incorporated herein by reference, shall control.

Election to Defer Director’s Compensation

Your election to defer your Director’s Compensation shall be effective for Director’s Compensation earned on and after January 1, [      ].  Your election shall remain in effect until you modify it.  Any modification by you to your compensation deferral election shall comply with the terms and conditions set forth in Section 3.2 of the Plan.

Percentage of your Director’s Compensation to be deferred into your Deferred Cash Account:	%

Percentage of your Director’s Compensation to be deferred into your Stock Unit Account:	%

NOTE:  The sum of the two deferral percentages entered above cannot exceed 100%.

All Benefits will be distributed in accordance with the terms of the Plan as soon as reasonably practicable after the earlier of: (i) an Early Benefit Distribution Date, if you make a valid election for early distribution of Benefits pursuant to Section 5.2 of the Plan and this Deferred Compensation Agreement, (ii) a Termination Event, or (iii) a Subsequent Deferral Election.

Early Benefit Distribution Date

You may elect an Early Benefit Distribution Date, which is a single date on which you will receive an amount of cash in lump sum, each as elected below.  You are not required to elect an Early Benefit Distribution Date.  If you do not elect an Early Benefit Distribution Date, you will receive your benefits upon the occurrence of a Termination Event.  Your election of an Early Benefit Distribution Date and the amount distributable to you on such date are IRREVOCABLE, subject to any modifications as may be permitted pursuant to Section 3.2 of the Plan.

Early Benefit Distribution Date:

Percentage of Deferred Cash Account to be distributed on Early Benefit Distribution Date:	%

Percentage of Stock Unit Account to be distributed on Early Benefit Distribution Date:	%

NOTE: this date must be no earlier than 24 months after the date this Deferred Compensation Agreement is received by Zenith.

NOTE:	If less than a 100% is shown to be distributed in either of the above, the balance will be distributed upon the occurrence of a Termination Event.

Form of Distribution

All Benefits under the Plan shall be paid in cash.  Upon a Termination Event, you will receive the amounts credited to your Plan accounts in the form you elect below.  Note that Benefits payable upon an Early Benefit Distribution Date or a Subsequent Deferral Election will be paid in a cash lump sum only.  Please indicate the form of distribution for Benefits payable to you upon a Termination Event (you may elect only one form of distribution):

☐	lump sum

☐	annual installments over five (5) years

☐	annual installments over ten (10) years

NOTE:

If you fail to elect a form of distribution above, your account balance will be paid in annual installments over five (5) years (other than mandated cash distributions in lump sum for Benefits payable upon an Early Benefit Distribution Date or a Subsequent Deferral Election).

Section 409A of the Code

It is intended that this Deferred Compensation Agreement shall comply with the provisions of Section 409A of the Code so as not to subject you to the payment of additional taxes and interest under Section 409A of the Code.  In furtherance of this intent, this Deferred Compensation Agreement shall be interpreted, operated, and administered in a manner consistent with these intentions.

FOR THIS DEFERRED COMPENSATION AGREEMENT TO BE EFFECTIVE, A COPY SIGNED BY YOU MUST BE ACTUALLY RECEIVED BY ZENITH NO LATER THAN DECEMBER 31, [     ].

Signature of Participant

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT REGULATIONS, WE ADVISE YOU THAT, UNLESS OTHERWISE EXPRESSLY INDICATED, ANY FEDERAL TAX ADVICE CONTAINED HEREIN WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING TAX-RELATED PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.